                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 23, 2001
                             ______________________


                     NORTHPOINT COMMUNICATIONS GROUP, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                000-29828                  52-2147716
         -------------------------------------------------------------
 (State of Incorporation)         (Commission                   (IRS Employer
                                  File Number)               Identification No.)

                    5858 Horton Street, Emeryville, CA 94608
                    ----------------------------------------
                    (Address of principal executive offices)


      Registrants' telephone numbers, including area codes: (510) 450-7300

Item 5.    Other Events.

     On February 7, 2001, NorthPoint Communications, Inc. and NorthPoint Communications Group, Inc. executed amendment no. 2 to their existing Debtor in Possession credit agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.


Item 7.    Exhibits.


  (c)  Exhibits

* 99.1 Amendment No. 2 to Debtor in Possession Credit, Security and Guaranty Agreement, dated February 7, 2001.

___________________________

*      Filed herewith.

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.        Description
-----------        -----------

99.1 Amendment No. 2 to Debtor in Possession Credit, Security and Guaranty Agreement, dated February 7, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2001                   NORTHPOINT COMMUNICATIONS GROUP, INC.

                                           By: /s/ Michael P. Glinsky
                                           -----------------------------------
                                           Michael P. Glinsky
                                           Chief Financial Officer